Exhibit 10.4

                               THIRD AMENDMENT TO
               AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT

This Third Amendment, dated as of March 15, 1996, is made by and between DAKOTAH, INCORPORATED, a South Dakota corporation (the "Borrower"), and NORWEST BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender").

                                    Recitals

The Borrower and the Lender have entered into an Amended and Restated Credit and Security Agreement dated as of August 17, 1995, (as amended by a First Amendment to Credit and Security Agreement dated as of October 5, 1995, and a Second Amendment to Credit and Security Agreement dated as of November 15, 1995 (as so amended, the "Credit Agreement"). Capitalized terms used in these recitals have the meanings given to them in the Credit Agreement unless otherwise specified.

The Borrower has requested that certain amendments be made to the Credit Agreement to provide for Revolving Advances against Inventory. The Lender is willing to grant the Borrower's request subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1. Defined Terms. Capitalized terms used in this Third Amendment which are defined in the Credit Agreement shall have the same meanings as defined therein, unless otherwise defined herein. In addition, Section 1.1 of the Credit Agreement is amended by adding or amending, as the case may be, the following definitions:

" 'Borrowing Base' means, at any time and subject to change from time to time in the Lender's sole discretion, the lesser of:

(a) the Maximum Line; or

(b) the sum of:

                         (i) 80% of Eligible Accounts; and

                         (ii) on or before June 15, 1996, the lesser of ( A)
                    20% of Eligible Inventory or ( B) $1,500,000."

" 'Eligible Inventory' means all Inventory of the Borrower, at the lower of cost or market value as determined in accordance with GAAP; provided, however, that the following shall not in any event be deemed Eligible Inventory:

                                    (1) Inventory that is: in-transit; located
                           at any warehouse or other premises not approved by the Lender in writing; located outside of the states, or localities, as applicable, in which the Lender has filed financing statements to perfect a first priority security interest in such Inventory; covered by any negotiable or non-negotiable warehouse receipt, bill of lading or other document of title; on consignment from any Person; on consignment to any Person or subject to any bailment unless such consignee or bailee has executed an agreement with the Lender;

                                    (2) Supplies, packaging or parts Inventory;

                                    (3) Work-in-process Inventory;

                                    (4) Inventory that is damaged, obsolete or
                           not currently saleable in the normal course of the Borrower's operations;

                                    (5) Inventory that the Borrower has
                           returned, has attempted to return, is in the process of returning or intends to return to the vendor thereof;

                                    (6) Inventory that is subject to a security
                           interest in favor of any Person other than the Lender; and

                                    (7) Inventory otherwise deemed ineligible by
                           the Lender in its sole discretion."

" 'Floating Rate' means, subject to Paragraph 2 of the Third Amendment, ( I) except for Inventory Advances, an annual rate equal to the sum of the Base Rate plus one and one-half percent (1.5%), and ( II) for Inventory Advances, an annual rate equal to the sum of the Base Rate plus two percent (2.0%), which annual rates in each case shall change when and as the Base Rate changes."

" 'Inventory Advances' means on or before June 15, 1996, the difference of ( I) the outstanding principal balance of the Revolving Note and ( II) 80% of Eligible Accounts, if greater than zero ($-0)."

" 'Third Amendment' means that certain Third Amendment to Amended and Restated Credit and Security Agreement dated as of March __, 1996."

 2. Allocation of Revolving Advances. The Lender shall strive to minimize that portion of Revolving Advances constituting Inventory Advances by allocating payments on Revolving Advances to Inventory Advances first and by exhausting borrowing availability under clause (ii) of the definition of "Borrowing Base" first before making Inventory Advances. If the Lender fails to do so, however, the Borrower may notify the Lender and the Lender shall promptly remedy the situation, but the Borrower shall not be entitled to any return of any excess interest that was charged to the Borrower because of such failure.

3. No Other Changes. Except as explicitly amended by this Third Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

4. Conditions Precedent. This Third Amendment shall be effective when the Lender shall have received an executed original hereof, together with each of the following, each in substance and form acceptable to the Lender in its sole discretion:

(a) A Certificate of the Secretary of the Borrower certifying as to (I) the resolutions of the board of directors of the Borrower approving the execution and delivery of this Third Amendment, (II) the fact that the Articles of Incorporation and Bylaws of the Borrower, which were certified and delivered to the Lender pursuant to the Certificate of the Borrower's Secretary dated as of August 15, 1995 continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered , and
(iii) certifying that the officers and agents of the Borrower who have been certified to the Lender, pursuant to the Certificate of Authority of the Borrower's Secretary dated as of November 15, 1995, as being authorized to sign and to act on behalf of the Borrower continue to be so authorized or setting forth the sample signatures of each of the officers and agents of the Borrower authorized to execute and deliver this Third Amendment and all other documents, agreements and certificates on behalf of the Borrower.

(b) An opinion of the Borrower's counsel as to the matters set forth in paragraphs 5(A) and 5(B) hereof and as to such other matters as the Lender shall require.

(c) Such other matters as the Lender may require.

5. Representations and Warranties. The Borrower hereby represents and warrants to the Lender as follows:

(a) The Borrower has all requisite power and authority to execute this Third Amendment and to perform all of its obligations hereunder, and this Third Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

(b) The execution, delivery and performance by the Borrower of this Third Amendment have been duly authorized by all necessary corporate action and do not
(I) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (
III) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

(c) All of the representations and warranties contained in Article V of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

6. References. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Security Documents to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

7. No Waiver. The execution of this Third Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Security Document or other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Third Amendment.

 8. Release. The Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Third Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

9. Costs and Expenses. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Credit Agreement, the Security Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Third Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Credit Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses.

10. Miscellaneous. This Third Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as of the date first written above.


NORWEST BUSINESS CREDIT, INC.             DAKOTAH, INCORPORATED

By ______________________________         By ______________________________
     Its  ___________________________          Its ___________________________